Note Termination and Issuance Agreement

         This Note Termination and Issuance Agreement (the "Agreement") is made and entered into this 28th day of December, 2001, by and among Altair International Inc., an Ontario corporation ("Altair"), Mineral Recovery Systems, Inc., a Nevada corporation ("Mineral Recovery Systems"), Fine Gold Recovery Systems, Inc., a Nevada corporation ("Fine Gold"), Altair Nanomaterials Inc. ("Nanomaterials"; collectively with Altair, Mineral Recovery Systems and Fine Gold, the "Altair Parties"), and Doral 18, LLC, a Cayman Islands limited liability company ("Lender"). (Each of the Altair Parties and Lender are sometimes individually referred to as "Party" and collectively referred to as the "Parties").

                                    Recitals:

         WHEREAS, Altair and Lender entered into a Securities Purchase Agreement dated December 15, 2000 (the "Purchase Agreement"), pursuant to which the Altair Parties issued to Lender a $7,000,000 Asset-Backed Exchangeable Term Note dated December 15, 2000 (as amended, the "Note"); and

         WHEREAS, Lender and the Altair Parties desire to terminate the Note, issue a new note and cause the Purchase Agreement and other associated agreements to be amended, terminated, superseded or ratified, all as set forth herein;

                                   Agreement:

         NOW THEREFORE, to that end and in consideration of the premises, covenants and agreements contained herein, and the mutual benefits to be derived from this Agreement, the Parties agree as follows:

         1.       General Transaction.

                  A. Termination of Letter of Credit. At Closing (as defined below), Altair and Lender shall execute and deliver to American National Bank and Trust Company of Chicago (the "Issuer") and each other, and cause the Issuer to execute and deliver to Altair and Lender, the letter in the form attached hereto as Exhibit A (the "LOC Termination Letter"), pursuant to which (i) the letter of credit (the "Letter of Credit") dated December 14, 2000 issued by the Issuer on behalf of the Altair Parties in favor of Lender is terminated and all obligations of the Altair Parties with respect thereto are released, and (ii) the Altair Parties direct the Issuer to transfer to Lender via wire transfer Two Million Five Hundred Thousand Seven Hundred Thirty Two and 92/100 U.S. Dollars ($2,500,732.92) of the cash collateral securing the Letter of Credit and to transfer any remaining cash collateral to Altair.

                  B. Termination of Note; Issuance of New Note. At Closing, the Altair Parties shall execute and deliver to Lender, and Lender shall execute and deliver to the Altair Parties, the Secured Term Note in the form attached hereto as Exhibit B (the "New Note"). Upon execution and delivery of the New Note by the parties thereto and Lender's receipt of the $2,500,000 transfer described in
Section 1(A)(ii), (i) the Note, including all principal, interest, exchange rights, penalties, fees and any other amounts owed by any Altair Party to Lender with respect to the Note, shall be deemed to have been paid in full, and (ii) the Note shall immediately and automatically terminate and the Altair Parties shall have no further obligations thereunder. At Closing, Lender shall deliver to the Altair Parties the original Note marked "Cancelled," provided that Lender's failure to deliver such cancelled Note shall not affect or negate the termination of such Note as set forth in the preceding sentence.

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                  C.  Additional   Investment  Warrants.  As  consideration  for
Lender's willingness to enter into this Agreement, terminate the Note and accept the New Note, Altair shall (i) execute and deliver to Lender a Warrant for 200,000 common shares of Altair ("Common Shares") in the form attached hereto as Exhibit C (the "Fixed Warrant"); (ii) execute and deliver to Lender a Conditional Warrant for up to 500,000 Common Shares in the form attached hereto as Exhibit D (the "Conditional Warrant"), and (iii) execute and deliver to Lender the Warrant Amendment Agreement in the form attached hereto as Exhibit E (the "Warrant Amendment").

                  D. Registration Rights Agreement. At Closing, each of Altair and Lender shall execute and deliver to the other a Registration Rights Agreement in the form attached hereto as Exhibit F (the "New Registration Rights Agreement"). Upon the mutual execution of the New Registration Rights Agreement, the Registration Rights Agreement dated December 15, 2000 (the "Existing Registration Rights Agreement"), between Altair and Lender, as amended, shall immediately and automatically terminate and the Altair Parties shall have no further obligation thereunder.

                  E. Amendment to Stock Pledge Agreement. At Closing, each of Mineral Recovery Systems and Lender shall executed and deliver to the other an Amendment to Stock Pledge Agreement in the form attached hereto as Exhibit G.

         2. Closing. The Parties agree to close the transaction described in Section 1 of this Agreement (the "Closing") on the date first set forth above or, if all Parties agree to a later Closing or a later date for Closing is set pursuant to Section 6(C), such date as is agreed to by all of the Parties or as is set pursuant to Section 6(C) (the "Closing Date"). The Closing shall take place at the offices of the manager of Lender at 600 Central Avenue, Suite 214, Highland Park, Illinois 60035 at 10:00 a.m., Central Time, on the Closing Date and shall be effective as of 12:01 a.m. on the Closing Date.

         3. Representations and Warranties of the Altair Parties. In order to induce Lender to enter into this Agreement, Altair represents and warrants to Lender as follows:

                  A. Organization and Qualification. Each of the Altair Parties are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Altair Parties are duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations, financial condition or prospects of any of the Altair Parties, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Altair Parties to perform their respective obligations under the Transaction Documents (as defined below).

                  B. Authorization; Enforcement; Validity. (i) To the extent a party to such agreements, each of the Altair Parties has the requisite corporate power and authority to enter into and perform this Agreement, the LOC Termination Letter, the New Note, the Fixed Warrant, the Conditional Warrant, the Warrant Amendment and the New Registration Rights Agreement and each of the other agreements entered into by the Parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and Altair has the requisite corporate power and authority to issue

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

the Common Shares of Altair issuable under the New Note or upon exercise of the Fixed Warrant, the Conditional Warrant or the Warrant Amendment (the "Shares") in accordance with the terms hereof and thereof; (ii) the execution and delivery of the Transaction Documents by each of the Altair Parties to the extent a party to such agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by Board of Directors of each of the Altair Parties and no further consent or authorization is required by the Altair Parties or their respective Boards of Directors or stockholders; (iii) the Transaction Documents have been duly executed and delivered by each of the Altair Parties; and (iv) the Transaction Documents constitute the valid and binding obligations of the Altair Parties to extent they are a party to such agreement enforceable against them in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. Upon issuance, the New Note, the Fixed Warrant and the Conditional Warrant will be, and upon exchange or exercise in accordance with the Note, the Warrant Amendment, the New Note, the Fixed Warrant or the Conditional Warrant, as the case may be, the Shares will be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  C. Capitalization. As of the date hereof, the authorized capital stock of Altair consists of an unlimited number of Common Shares, of which as of the date hereof, 22,094,142 shares are issued and outstanding, 3,666,700 shares are reserved for issuance pursuant to Altair's stock option and purchase plans and 2,787,007 shares are reserved for issuance upon exercise of outstanding warrants to purchase Common Shares. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. In addition to the foregoing, in order to satisfy the condition precedent set forth in Section 6(A)(4) of this Agreement, Altair may enter into, or have entered into, subscription agreements for the sale of its capital stock and/or warrants to purchase its capital stock.

                  D. Conflicts. The execution, delivery and performance of the Transaction Documents by Altair and the consummation by the Altair Parties of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) will not (i) result in a violation of the Certificate of Incorporation or the By-laws of any of the Altair Parties or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which any of the Altair Parties are a Party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to any of the Altair Parties or by which any property or asset of any of the Altair Parties are bound or affected.

                  E. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of any of the Altair Parties, threatened against or affecting any of the Altair Parties, the Common Shares or any of the officers or directors of any of the Altair Parties in their capacities as such.


         4.       Representations  and  Warranties  of  Lender.   Lender  hereby
represents and warrants to the Altair Parties that:

                  A. Organization and Qualification. Lender is limited liability company duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite company power and authorization to own its properties and to carry on its business as now being conducted. Lender is duly qualified as a foreign company to do business and is in good standing in every jurisdiction in which its ownership of property

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

or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

                  B. Authorization; Enforcement; Validity. (i) Lender has the requisite company power and authority to enter into and perform each of the Transaction Documents to which it is a Party in accordance with the terms hereof and thereof; (ii) the execution and delivery of the Transaction Documents to which Lender is a Party by Lender and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized and no further consent or authorization is required by Lender, any manager of Lender or any member of Lender; (iii) the Transaction Documents to which Lender is a Party have been duly executed and delivered by Lender; and (iv) the Transaction Documents to which Lender is a Party constitute the valid and binding obligation of Lender enforceable against Lender in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  C. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Lender, threatened against or affecting Lender or any of Lender's managers or members in their capacities as such.

                  D. Investment Representations.

                     (i) Investment Purpose. Lender is acquiring the New Note, the Fixed Warrant, the Conditional Warrant, the Warrant Amendment, and the Shares (collectively, the "Securities") as principal, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

                     (ii) Investor Status.Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

                     (iii) Reliance on Exemptions. Lender understands that the Securities are being offered and sold to it (and any securities terminated or amended pursuant to the Transaction Documents are being terminated or amended) in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Altair is relying in part upon the truth and accuracy of, and Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire such Securities.

                     (iv) Information. Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Altair Parties and materials relating to the offer and sale of the Securities (and the termination or amendment of any securities being terminated or amended by the Transaction Documents) which have been requested by Lender. Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Altair Parties. Neither such inquiries nor any other due diligence investigations conducted by Lender or its advisors, if any, or its representatives shall modify, amend or affect Lender's right to rely on Altair's representations and warranties as set forth herein. Lender understands that its investment in the Securities involves a high degree of risk. Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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

                     (v) No Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                     (vi) Transfer or Resale. Lender understands that: (i) except as provided in the Existing Registration Rights Agreement or the New Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Lender shall have delivered to Altair an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Lender provides Altair with an assurance (which assurance shall be acceptable to Altair in its reasonable discretion) that such Securities could then be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder; and
(iii) neither Altair nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                     (vii) Legends. Lender understands that, in addition to other legends as may be required by applicable securities laws of the Province of Ontario, the certificates or other instruments representing the New Note, the Fixed Warrant, the Conditional Warrant and, until such time as the sale of the Shares have been registered under the 1933 Act and Altair has received a written commitment from Lender that all Shares will be re-sold in accordance with the prospectus delivery requirements of the 1933 Act, the stock certificates representing the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and Altair shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act and Altair has received a written

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

commitment that all such Securities will be re-sold in accordance with the prospectus delivery requirements of the 1933 Act, (ii) in connection with a sale transaction, such holder provides Altair with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides Altair with reasonable assurances that the Securities can be sold pursuant to Rule 144.

                     (vii) Residency. Lender is a resident of and subject to the securities laws of Cayman Islands. Lender is not, and at no time prior to the date of this Agreement has Lender ever been, a resident of the United States of America or Canada.

         5.       Additional Covenants.

                  A. Reporting Status. Until the earlier of (i) the date which is one year after the date as of which Lender may sell all of the Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) Lender shall have sold all the Shares and (B) no amounts under the New Note are due and owing (the "Registration Period"), Altair shall file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Altair shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act would otherwise permit such termination.

                  B. Additional  Financing.   During  the term of the New  Note,
Altair shall not, without the prior written consent of Lender, issue any variably-priced debt or variably-priced equity securities of any type.

                  C. Limitation on Number of Exchange and Warrant Shares. Altair shall not be obligated to issue more than 19.9% of its total outstanding Common Shares upon exercise of the Note, the New Note, the Fixed Warrant, the Conditional Warrant and all other Warrants issued to Lender to date under or in connection with this Agreement or the Purchase Agreement if such issuance is prohibited by the listing requirements of the principal market on which the Common Shares are traded (the "Principal Market"). The foregoing limitation shall not apply in the event that Altair obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Shares in excess of such amount. In the event Altair is prohibited from issuing Shares under the New Note, the Fixed Warrant, or the Conditional Warrant as a result of the operation of this Section 5(C), Altair shall be subject to the restrictions described in the applicable instrument.

                  D. Minimum Cash Requirement. The Altair Parties shall have cash or "cash equivalents" in an amount equal to or greater than $250,000 (i) on each March 31, June 30, September 30 and December 31 during the term of the New Note, and (ii) at all times during the term of the Amended Note that the closing price of Altair's Common Shares has been below $1.00 for ten or more trading days. In order to verify Altair's compliance with subsection (ii) above, upon the request of Lender at any time the closing price of Altair's Common Shares has been below $1.00 per share for ten or more trading days, Altair shall provide Lender with a current balance sheet and/or copies of cash or cash equivalent account statements dated as of any date specified by Lender on which closing price of Altair's Common Shares has been below $1.00 per share for ten or more trading days.

                  E. Post-Effective Amendments. Altair hereby covenants and agrees that, during the period commencing on the date of Closing until the date that is 60 days after the Prospectus Supplement (as defined in the Registration Rights Agreement) is filed, the Company shall not enter into any agreement or take any other action that would require the Company to file a post-effective amendment to the Existing Registration Statement (as defined in the Registration Rights Agreement).

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

         6.       Conditions Precedent to Closing.

                  A. Conditions Precedent to Obligations of Lender. Lender shall not be required to close the transactions contemplated by this Agreement unless and until:

                  1. Representations. The representations and warranties of the Altair Parties contained in this Agreement are then true in all material respects with the same effect as though the representations and warranties had been made at such time (except for any representations and warranties which relate solely to another time).

                  2. No Defaults. There are no existing conditions, events, or acts which constitute a default of any Altair Parties hereunder, or with the passing of time or giving of notice would constitute a default of any Altair Parties hereunder.

                  3. Tender of  Closing.   The Altair  Parties  are  prepared to
deliver all of the documents, agreements and other items that the Altair Parties are required to deliver at Closing pursuant to this Agreement.

                  4. Raising  of  Additional  Funds.   Altair  has  received  an
additional $750,000 for working capital on or prior to the Closing Date pursuant to commitments which were received on or prior to December 13, 2001.


                  B. Condition's Precedent to Obligations of Lender. None of the Altair Parties shall be required to close the transactions contemplated by this Agreement unless and until:

                  1. Representations. The representations and warranties of Lender contained in this Agreement are then true in all material respects with the same effect as though the representations and warranties had been made at such time (except for any representations and warranties which relate solely to another time).

                  2. No Defaults. There are no existing conditions, events, or acts which constitute a default of Lender hereunder, or with the passing of time or giving of notice would constitute a default of Lender hereunder.

                  3. Tender of Closing. Lender is prepared to deliver all of the documents, agreements and other items that the Lender is required to deliver at Closing pursuant to this Agreement.

                  C. Obligation to Close. Lender and each of the Altair Parties shall be required to close the transactions contemplated by this Agreement no later than two business days following (1) the satisfaction of all of the conditions precedent to such Party's obligation to close, and (2) receipt from any other Party hereto of a written demand requesting that such Party close as specified date and time no sooner than two business days following delivery of such demand. In the event that any Party shall fail to close as provided in the preceding sentence, in addition to any and all remedies available at law or equity, any nonbreaching Party shall have the option to terminate this Agreement with respect to such breaching Party at the close of business on such date without liability to any other Party.

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

         7.       Miscellaneous Provisions.

                  A.   Superseding  of  Purchase   Agreement;   Confirmation  of
Collateral Documents; References to Note.

                  (i) Purchase Agreement. Effective as of the Closing, the Purchase Agreement (other than Article VIII thereof) shall immediately and automatically terminate and be of no further force and effect. Notwithstanding the foregoing, Article VIII of the Purchase Agreement shall survive until the payment in full of the New Note.

                  (ii) Collateral Documents; References to Note. Notwithstanding the termination of the Note, the New Note shall be secured by the Security Agreement dated December 15, 2000 as the same was amended on August 31, 2000 between Altair Nanomaterials, Inc. and Doral 18, LLC (including the Intellectual Property Security Agreement attached thereto as Exhibit A as the same was amended on August 31, 2000 (the "Security Agreement"), the Stock Pledge Agreement dated December 15, 2000 between Doral and Altair, and the Stock Pledge Agreement dated December 15, 2000 between Mineral Recovery Systems, Inc. and Doral 18, LLC as the same was amended as of the date hereof (the "Stock Pledge Agreements") to the same extent and in the same manner as the Note and all references to the Note in the Security Agreement and the Stock Pledge Agreements shall be deemed to refer to the New Note.

                  B.   Governing Law;  Jurisdiction;  Jury Trial.  All questions
concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of
Illinois. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  C. Counterparts. This Agreement may be executed in multiple identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

                  D.   Headings.   The  headings  of  this   Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                  E. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  F. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between Lender, Altair, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein. and, except as specifically set forth herein or therein, neither Altair nor the Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by Altair and the Lender, and no provision hereof may be waived other than by an instrument in writing signed by the Party against whom enforcement is sought.

                  G. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon actual receipt, when delivered personally; (ii) upon actual receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to any of the Altair Parties:

ALTAIR INTERNATIONAL, INC.

Dr. William P. Long
1725 Sheridan Ave., Suite 140
Cody, Wyoming 82414
Facsimile: (307) 587-8357

Edward Dickinson
230 South Rock Blvd., Suite 21
Reno, Nevada 89502
Facsimile: (775) 856-1619

With copies to:

Stoel Rives, LLP
201 South Main Street , Suite 1100
Salt Lake City, Utah 84111
Attn: Brian G. Lloyd
Facsimile: (801) 578-6999

Equity Transfer Services
120 Adelaide Street West, Suite 420
Toronto, Canada M5H 4C3
Attn: Peter Lindeman

If to the Lender:

Doral 18, LLC
600 Central Avenue
Suite 214
Highland Park, Illinois 60035
Telephone:         (847)681-8600
Facsimile:         (847)681-1541
Attention:         David A. White

With a copy to:

David B. Solomon, Esq. and Susan M. Hermann, Esq.
Pedersen & Houpt
161 N. Clark St.  Suite 3100
Chicago, IL 60601
(p) (312) 261-2214 and (312) 261-2120
(f)  (312) 261-1214 and (312) 261-1120

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient Party has specified by written notice given to each other Party five days prior to the effectiveness of such change.

                  H. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Parties hereto.

                  I. No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  J. Publicity. Each of the Parties hereto shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Parties shall each be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although such Party shall consult the other in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  K. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  L. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.


               [intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, Lender and the Altair Parties have caused this Note Termination and Issuance Agreement to be duly executed and delivered as of the date first written above.


"Lender"

         Doral 18, LLC,
         a Cayman Islands limited liability company


         By: /s/ David White
         -------------------
                 David White, authorized signatory


"Altair Parties"


         Altair International Inc.,
         an  Ontario corporation

         By:/s/ William P. Long
         ----------------------
         Its:_____________________________


         Mineral Recovery Systems, Inc.
         a  Nevada corporation

         By:/s/ William P. Long
         ----------------------
         Its:_____________________________


         Fine Gold Recovery Systems, Inc.
         a  Nevada corporation

         By:/s/ William P. Long
         ----------------------
         Its:_____________________________


         Altair Nanomaterials Inc.
         a  Nevada corporation

         By:/s/ C. Patrick Costin
         ----------------------
         Its:_____________________________

                                    EXHIBIT A


                             LOC TERMINATION LETTER


                                 [SEE ATTACHED]

                                    EXHIBIT B


                                    NEW NOTE


                                 [SEE ATTACHED]

                                    EXHIBIT C


                                  FIXED WARRANT

                                 [SEE ATTACHED]

                                    EXHIBIT D


                               CONDITIONAL WARRANT

                                 [SEE ATTACHED]

                                    EXHIBIT E


                                WARRANT AMENDMENT


                                 [SEE ATTACHED]

                                    EXHIBIT F


                        NEW REGISTRATION RIGHTS AGREEMENT


                                 [SEE ATTACHED]

                                    EXHIBIT G


                       AMENDMENT TO STOCK PLEDGE AGREEMENT


                                 [SEE ATTACHED]